SUPPLEMENT DATED JUNE 26, 2006
               TO THE PROSPECTUS OF MATTHEWS ASIAN FUNDS
                       DATED APRIL 28, 2006


The following supplements the Portfolio Managers section on pages 28 and 42-43 of the Prospectus dated April 28, 2006:

The Co-Managers for the Matthews India Fund are Mark W. Headley and Sharat
Shroff.

Sharat Shroff, CFA

Mr. Shroff is Co-Portfolio Manager of the Matthews India Fund. Mr. Shroff joined Matthews International Capital Management, LLC in 2005 as
Research Analyst. For the prior five years, he worked for Morgan Stanley as Equity Research Associate in its San Francisco office. Mr. Shroff received his MBA from the Indian Institute of Management, Calcutta in 2000 and earned his Chartered Financial Analyst (CFA) designation in 2003.




                    SUPPLEMENT DATED JUNE 26, 2006
             TO THE STATEMENT OF ADDITIONAL INFORMATION
                       OF MATTHEWS ASIAN FUNDS
                        DATED APRIL 28, 2006


The following table supplements the table found in "Portfolio Managers," on pages 47-48 of the Statement of Additional Information dated April 28, 2006:

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in each Fund and in all registered investment companies overseen by the Portfolio Manager within the family of investment companies, as of December 31, 2005, except as otherwise indicated in the footnote to the table.

NAME OF
PORTFOLIO                 DOLLAR RANGE OF
MANAGER            EQUITY SECURITIES IN EACH FUND*

Sharat Shroff          Matthews China Fund ($1-$10,000)
                       Matthews India Fund ($1-$10,000)
                       Matthews Japan Fund ($1-$10,000)


* Ranges as of June 23, 2006.